ANNUAL
                                FINANCIAL REPORT


                           STI Classic Variable Trust

                               December 31, 1998


                           STI Classic Variable Trust


Investment Advisor:

STI Capital Management, N.A.


STI Classic Variable Trust Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the Funds involves risk, including the possible loss of principal. There is no guarantee that any STI Classic Variable Trust Fund will achieve its investment objective. The STI Classic Variable Trust Funds are advised by an affiliate of SunTrust Banks, Inc.


Distributor:
SEI Investments Distribution Co.


This information must be preceded or accompanied by a current prospectus for each Fund described.


MKT 408-8

Dear STI Classic Variable Trust Shareholders:

The following 1998 Annual Financial Report provides you a detailed summary of each of the STI Classic Variable Trust Funds. The STI Classic Funds and the STI Classic Variable Trust Funds have presented investors exposure to a variety of investment opportunities since 1992. The six STI Classic Variable Trust Funds were developed specifically to meet the rapidly changing needs of today's investor. Each of these funds offers an investment discipline that identifies a specific mix of risk and return. Together, the STI Classic Variable Trust Funds complement one another, providing access to different segments of the stock and bond markets. The combination of these funds is intended to offer the ideal investment program for almost any investor.


--------------------------------------------------------------------------------------------------------------
                                   STI Classic Variable Trust Funds (unaudited)
                                  Net of Fees Performance as of December 31, 1998
--------------------------------------------------------------------------------------------------------------
                                       Three                                    Since Inception      Inception
                                       Months       One Year     Two Years        (Annualized)          Date
--------------------------------------------------------------------------------------------------------------
   STI Classic Variable Trust
   Value Income Stock Fund             13.04%         9.69%       17.95%             19.25%            10/2/95
--------------------------------------------------------------------------------------------------------------
   STI Classic Variable Trust
   Mid-Cap Equity Fund                 24.40%         7.16%       14.45%             14.86%            10/2/95
--------------------------------------------------------------------------------------------------------------
   STI Classic Variable Trust
   Small Cap Equity Fund               11.16%       (12.18%)        n/a             (11.85%)          10/22/97
--------------------------------------------------------------------------------------------------------------
   STI Classic Variable Trust
   Capital Growth Fund                 22.64%        28.97%       32.70%             29.78%            10/2/95
--------------------------------------------------------------------------------------------------------------
   STI Classic Variable Trust
   Investment Grade Bond Fund           (.44%)        9.38%        9.11%              7.45%            10/2/95
--------------------------------------------------------------------------------------------------------------
   STI Classic Variable Trust
   International Equity Fund           16.62%        10.80%       13.78%             13.66%            11/7/96
--------------------------------------------------------------------------------------------------------------

             Past performance is not a guarantee of future returns.

The STI Classic Variable Trust is a well-established family of mutual funds, nationally recognized for the diversity and quality of investment options that they provide. As the advisor to the STI Classic Variable Trust, STI Capital Management is committed to providing you quality investment products which will aid you in achieving your investment objectives.

I hope you will find the information on the following pages useful. It is intended to give you a better understanding of how our portfolio managers are investing your money. Thank you for your interest and participation in the STI Classic Variable Trust. We look forward to many successful years of investing in the future.

                       Sincerely,

                       /s/ Anthony R. Gray
                           ----------------------------------------------------
                           Anthony R. Gray
                           Chief Executive Officer and Chief Investment Officer STI Capital Management, N.A.

                             Value Income Stock Fund
                             -----------------------


The Value Income Stock Fund's (the "Fund") return for the year was 9.69%. The fund underperformed its index, the S&P 500/Barra Value Index, by 4.99%.

We believe that the Fund underperformed its index largely because of the energy sector, which performed very poorly. Our investments in Unocal and Atlantic Richfield reflected the slide in oil prices. In retailing, JC Penney continued to disappoint, as the company's inventory and merchandise systems compare poorly to competitors. However, the company's drug store division continues to do extremely well, and the stock pays a very high dividend, so we continue to be patient. Stanley Works, a maker of hardware tools, performed poorly, as the new CEO's promise to deliver earnings continues to be pushed further into the future.

Investors gravitate toward value stocks when they're concerned about valuation and fundamentals. Indeed, we were roughly even with the market year to date at the end of the third quarter. But we lagged in the fourth quarter, as investors returned to growth stocks.

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

          STI Classic
        Variable Trust           Lipper Equity
        Income Stock             Income Funds          S&P 500/BARRA
             Fund                   Average             Value Index
        --------------          -------------         -------------
10/31/95      10000                 10000                 10000
12/95         10828                 10816                 10691
12/96         12846                 13194                 12752
12/97         16292                 17149                 16169
12/98         17871                 19667                 17930

             One          Annualized         Annualized
             Year          3 Year            Inception
            Return         Return             to Date
            ------        ----------         ----------
             9.69%          18.18%             19.25%

            Past performance is no indication of future performance.

                              Mid-Cap Equity Fund
                              -------------------

The Mid-Cap Equity Fund's (the "Fund") performance for the year was 7.16%. The fund underperformed its index, the S&P 400 Mid-Cap Index, by 11.96%.

We believe this underperformance was largely because the bigger names tended to perform better in 1998 and we hold market cap restrictions of $500 million to $5 billion. In general, the mid-cap names did not have the benefit of doubt from investors. A little bad news and many of these stocks would go down drastically.

The Fund's top producers were technology stocks, which bounced back with a vengeance in the fourth quarter after taking a drubbing in the third. Stocks such as Flextronics, Teradyne and Immunex doubled in value.

For 1999, the Y2K computer problem is a potential stumbling block as companies spend money to upgrade their systems, spending that is unproductive in the sense that it does not produce more profits. Another potential concern is the new euro currency, which may put pressure on companies with international operations, particularly if it shifts some advantage to European countries. Because earnings growth will be hard to come by, companies that can deliver earnings will look good compared to the overall market.

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

              STI Classic
            Variable Trust
            Mid-Cap Equity         S&P 400
                Fund            Mid-Cap Index
            --------------      -------------
 10/31/95       10000               10000
 12/95          10226               10408
 12/96          11868               12408
 12/97          14506               16408
 12/98          15568               19545


             One          Annualized         Annualized
             Year          3 Year            Inception
            Return         Return             to Date
            ------        ----------         ----------
             7.16%          14.98%             14.86%

            Past performance is no indication of future performance.

                              Small Cap Equity Fund
                              ---------------------

The Small Cap Equity Fund's (the "Fund") return for the year was -12.18%. The Fund underperformed its index, the Frank Russell 2000, by 9.63%.

We believe the Fund's underperformance was because, in general, growth outperformed value. In addition, last year we believed capital goods and basic industries to be cheap. We became weighted more heavily in these areas, but they continued to become cheaper.

The gaps in performance between large cap and small cap, and between value and growth, were the widest in memory during 1998. However, many stocks that had been beaten down during the prior few quarters snapped back to life. Those include Mentor Corp., a medical products company, Beldon Wire, which had been knocked down on recession fears, Pittston Bax, an air-freight service selling at five times earnings and Four Seasons, which has 20% of its hotels in Asia.

We were able to play the Internet indirectly through our investment in Sotheby's which rose 50% when the auction house moved to conduct some auctions over the Internet, after which point we sold the stock. We continue to own Bowne, a financial printer, which designs web sites for Fortune 500 companies and provides electronic filings for companies when they file their SEC documents. Unlike many pure Internet companies, Bowne's Internet activities are profitable. Yet the stock sells for only about 10 times earnings.

From a valuation perspective, small cap value stocks as a whole look extremely attractive. However, the question is when investors will begin to shift away from large cap growth and buy small cap value.



                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT


         STI Classic
        Variable Trust
      Small Cap Equity        S&P 400
            Fund           Mid-Cap Index
      ----------------     -------------
12/31/97    10000             10000
12/97       10214             10109
12/98        8970              9851


                              Annualized
             One Year         Inception
              Return           to Date
             --------         ----------
              -12.18%          -11.85%

            Past performance is no indication of future performance.

                               Capital Growth Fund
                               -------------------

The Capital Growth Fund's return for the year was 28.97%, which slightly outperformed its index, the S&P 500 Composite Index, by 0.37%.

We believe this outperformance was because of our broad diversification during the market correction.

However, the stock market's performance for the year was extremely uneven. Although the S&P 500 was up 27% for the year, the median stock was only up 2%. While it was a tough year for value and small cap managers, it was another great year for growth. In addition to winners in large cap technology, such as Microsoft, Intel, IBM, Cisco, Sun Microsystems and Texas Instruments, specialty retailers like Costco and Office Depot have done extremely well. This contrasted with general retailers and department stores, which performed poorly.

As we enter 1999, stocks in the financial services industry seem to be attractive. Banks are trading at a 45% discount to the market, yet their earnings will likely be better than the market as a whole. Our favorite regional bank is U.S. Bancorp, a Minneapolis-based bank that recently completed a major merger.

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT


           STI Classic
         Variable Trust
        Capital Growth                Lipper Growth             S&P 500
             Fund                     Funds Average         Composite Index
         --------------                -------------         ---------------
10/31/95     10000                         10000                 10000
12/95        10632                         10640                 10392
12/96        13157                         13081                 12459
12/97        17964                         17444                 15605
12/98        23168                         22433                 19180


             One          Annualized         Annualized
             Year          3 Year            Inception
            Return         Return             to Date
            ------        ----------         ----------
            28.97%          29.65%             29.78%

            Past performance is no indication of future performance.

                           Investment Grade Bond Fund
                           --------------------------

The  Investment  Grade Bond Fund's  (the  "Fund")  performance  for the year was
9.38%.    The   Fund   slightly    underperformed    its   index,   the   Lehman
Government/Corporate Bond Index by 0.09%.

We believe this underperformance was because we were slightly underweighted in corporates.

We expect mortgages to perform relatively well in 1999, primarily because their yield spreads are so wide. For the same reason, we believe that corporates will also do fairly well, although we think the return/risk ratio for mortgages is better than corporates right now. In any case, yield will be very important in 1999. Given that Treasury's portfolio offers an average yield of 4.75%, an additional 100 basis points via mortgages and corporates will be a big contributor to total return.

The past year has been very good for bonds, with the Lehman Government/Corporate Bond Index returning nearly 9.50% in total return. We believe that 1999 will be another good year for bonds, as interest rates continue to decline, the Federal Reserve continues to ease and economic growth moderates.


                                  [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT


        STI Classic
     Variable Trust                                       Lipper Intermediate
    Investment Grade           Lehman Government/          Investment Grade
       Bond Fund               Corporate Bond Index           Debt Average
     ----------------          --------------------       -------------------

10/31/95     10000                 10000                        10000
12/95        10295                 10314                        10273
12/96        10531                 10615                        10608
12/97        11462                 11649                        11520
12/98        12537                 12753                        12355


             One          Annualized         Annualized
             Year          3 Year            Inception
            Return         Return             to Date
            ------        ----------         ----------
             9.38%           6.79%             7.45%

            Past performance is no indication of future performance.

                            International Equity Fund
                            -------------------------

The International Equity Fund (The "Fund") invests in a diversified portfolio of equity securities of foreign issuers and seeks to provide long term capital appreciation. The Fund focuses on company fundamentals, specifically looking for companies that exhibit top management, quality products and services, and sound financial positions. Our goal is to find companies that fit the above criteria but are selling at a discount to their global peers.

For the 1998 calendar year, the Fund returned 10.80% compared to the Lipper International Fund Index return of 13.05% and the Morgan Stanley MSCI EAFE Index of 20.00%. The relatively strong performance of the Morgan Stanley MSCI EAFE was a direct result of its lack of exposure to Latin America, which experienced a difficult year. During this period, the Fund's underweighting in the Japanese market and its relative overweighting in the European markets contributed to its overall return. On a sector basis, the Fund's overweight position in telecommunications was a positive factor in the fourth quarter; however, this was offset by an underweight position in financials, which rebounded strongly.

Our  current   selection   process  leads  us  to  continue  to  overweight  the
telecommunication industry and underweight the energy sector. We remain neutral to positive on the financial sector.

Geographically, our largest exposure remains Europe. As we view the world on a regional and an industry basis, we continue to find financially solid companies with appealing valuations in Europe. Emerging market stocks had another difficult year after the debacles in both Russia and Brazil. We have started to add to positions in Latin America as well as Asia where we see value. We are selectively adding to positions as we continue to monitor government policy decisions and company fundamentals.

The Fund's largest market weighting deviation continues to be an underweight position in Japan. Japanese officials are beginning to implement the correct policies and the economy is showing some signs of life. However, in terms of offering attractive valuations as well as shareholder value, we continue to find little to invest in. The Japanese market remains expensive compared to its global industrial peers, and thus we remain underweighted.


                                  [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

           STI Classic
         Variable Trust
     International Equity               Morgan Stanley
             Fund                         MSC/EAFE Index
     --------------------               --------------
11/30/96      10000                          10000
12/96         10200                           9871
12/97         11918                          10047
12/98         13205                          12056


          One Year                  Annualized Inception
           Return                         to Date
          --------                  --------------------
           10.80%                         13.66%


            Past performance is no indication of future performance.

(1) "MSCI EAFE Index" is a registered service mark of Morgan Stanley Capital International which does not sponsor, and is in no way affiliated with, the International Equity Fund.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  December 31, 1998


Value Income Stock Fund
--------------------------------------------------------------------------------
                                       Shares     Value (000)
--------------------------------------------------------------------------------
Common Stocks (89.3%)
Basic Materials (12.9%)
   Allegheny Teledyne                  57,900      $ 1,183
   B.F. Goodrich                       30,100        1,080
   Boise Cascade                       36,500        1,131
   Consolidated Papers                 26,300          723
   Engelhard                           35,800          698
   Hercules                            25,100          687
   Minnesota Mining &
     Manufacturing                     13,400          953
   Morton International                38,800          951
   Parker Hannifin                     23,800          779
   Reynolds Metals                     23,400        1,233
   Sonoco Products                     36,530        1,082
   Union Camp                          11,600          783
   Weyerhaeuser                        13,800          701
   Witco Chemical                      18,700          298
   Worthington Industries              38,800          485
                                                   -------
                                                    12,767
                                                   -------
Capital Goods (11.2%)
   Cooper Industries                   25,800        1,230
   Corning                             13,000          585
   Crown Cork & Seal                   35,500        1,094
   Harris                              31,200        1,143
   Johnson Controls                    20,600        1,215
   National Service Industries         28,000        1,064
   Pall                                41,800        1,058
   Tecumseh Products, Cl A             10,400          485
   Tenneco                             31,000        1,056
   Thomas & Betts                      26,300        1,139
   Volvo*                              40,400          942
                                                   -------
                                                    11,011
                                                   -------
Communication Services (3.8%)
   Alltel                              25,900        1,549
   Frontier                            15,300          520
   GTE                                 25,100        1,631
                                                   -------
                                                     3,700
                                                   -------

--------------------------------------------------------------------------------
                                       Shares     Value (000)
--------------------------------------------------------------------------------
Consumer Cyclicals (9.0%)
   American Greetings, Cl A            24,400      $ 1,002
   Genuine Parts                       27,000          903
   H&R Block                           40,300        1,813
   ITT Industries                       9,700          386
   J.C. Penney                         40,000        1,875
   Masco                               38,500        1,107
   Stanley Works                       47,100        1,307
   TRW                                  9,700          545
                                                   -------
                                                     8,938
                                                   -------
Consumer Staples (14.9%)
   Bestfoods                           17,500          932
   ConAgra                             64,300        2,025
   Dean Foods                          23,300          951
   Flowers Industries                  31,700          759
   Food Lion, Cl A                     42,900          456
   Fortune Brands                      31,800        1,006
   General Mills                       17,900        1,392
   Hormel Foods                        14,600          478
   International Flavors &
     Fragrances                        32,500        1,436
   Kimberly Clark                      40,100        2,185
   McCormick                           22,800          771
   Newell                              13,400          553
   Seagram                             27,200        1,034
   Wallace Computer Services           28,900          762
                                                   -------
                                                    14,740
                                                   -------
Energy (9.0%)
   Atlantic Richfield                  29,200        1,905
   Baker Hughes                        63,900        1,130
   Conoco*                             47,300          987
   Fort James Corp.                    26,400        1,056
   Kerr-McGee                          24,300          929
   Murphy Oil                          22,600          932
   Unocal                              65,500        1,912
                                                   -------
                                                     8,851
                                                   -------

--------------------------------------------------------------------------------
                                       Shares     Value (000)
--------------------------------------------------------------------------------
Financials (15.5%)
   American Financial Group            20,000      $   877
   American General                    12,600          983
   AmSouth Bancorp                     10,400          475
   Bank One                            42,300        2,160
   BankBoston                          24,700          962
   Cigna                               24,300        1,879
   Hibernia, Cl A                      39,400          685
   KeyCorp                             35,200        1,126
   Paine Webber Group                  22,400          865
   PNC Bank                            21,600        1,169
   Safeco                              31,500        1,353
   Summit Bancorp                      27,000        1,180
   Transamerica                         8,100          936
   Union Planters                      14,536          659
                                                   -------
                                                    15,309
                                                   -------
Health Care (7.4%)
   Abbott Laboratories                 20,700        1,014
   American Home Products              30,200        1,701
   Baxter International                36,500        2,347
   C.R. Bard                           13,700          678
   Mallinckrodt                        15,400          475
   Pharmacia Upjohn ADR                19,700        1,116
                                                   -------
                                                     7,331
                                                   -------
Technology (0.9%)
   EG&G                                33,700          937
                                                   -------
Utilities (4.7%)
   Consolidated Natural Gas            25,200        1,361
   GPU                                 20,800          919
   Questar                             38,600          748
   Scana                               25,500          822
   Sonat                               29,000          785
                                                   -------
                                                     4,635
                                                   -------
Total Common Stocks
     (Cost $85,565)                                 88,219
                                                   -------

--------------------------------------------------------------------------------
                                        Face
                                    Amount (000)     Value (000)
--------------------------------------------------------------------------------
Repurchase Agreement (10.4%)
   Morgan Stanley
     4.85%, dated 12/31/98,
     matures 1/4/99, repurchase
     price $10,265,163 (collateralized
     by U.S. Agency Obligations:
     market value $10,581,654)        $10,260      $10,260
                                                   -------
Total Repurchase Agreement
     (Cost $10,260)                                 10,260
                                                   -------
Total Investments (99.7%)
   (Cost $95,825)                                   98,479
                                                   -------
Other Assets and Liabilities, Net (0.3%)               280
                                                   -------
Net Assets:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 6,548,342 outstanding
     shares of beneficial interest                  87,378
   Accumulated net realized gain
     on investments                                  8,502
   Net unrealized appreciation
     on investments                                  2,654
   Undistributed net investment income                 225
                                                   -------
Total Net Assets (100.0%)                          $98,759
                                                   =======
Net Asset Value, Offering and
   Redemption Price Per Share                       $15.08
                                                   =======
* Non-income producing security
ADR -- American Depository Receipt
Cl -- Class

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  December 31, 1998


Mid-Cap Equity Fund
--------------------------------------------------------------------------------
                                       Shares     Value (000)
--------------------------------------------------------------------------------
Common Stocks (91.5%)
Capital Goods (10.9%)
   Allied Waste Industries*            48,700      $ 1,150
   Herman Miller                       24,100          648
   Motivepower Industries              10,000          322
   U.S. Filter*                        40,000          915
   Watsco                              20,700          347
                                                   -------
                                                     3,382
                                                   -------
Consumer Cyclicals (19.4%)
   BJ's Wholesale Club*                11,000          509
   Borders Group*                      39,200          978
   Ethan Allen Interiors               12,800          525
   Family Dollar Stores                38,100          838
   Harley-Davidson                     21,400        1,014
   Just for Feet*                      37,250          647
   Men's Wearhouse*                    28,150          894
   Ralph Lauren*                       15,800          303
   Staff Leasing*                      27,700          322
                                                   -------
                                                     6,030
                                                   -------
Consumer Staples (12.8%)
   Avis Rent A Car*                    30,400          735
   Cracker Barrel Old Country Stores   25,200          587
   Dial                                11,700          338
   Flowers Industries                  18,500          443
   Interstate Bakeries                 24,600          650
   Norrell                             19,000          280
   Papa John's International*          13,900          613
   US Foodservice*                      6,800          333
                                                   -------
                                                     3,979
                                                   -------
Energy (1.6%)
   Anadarko Petroleum                   4,400          136
   Ensearch Exploration Inc*           17,466          122
   National-Oilwell Inc*               22,600          253
                                                   -------
                                                       511
                                                   -------
--------------------------------------------------------------------------------
                                       Shares     Value (000)
--------------------------------------------------------------------------------
Financials (11.2%)
   Colonial Bancgroup                  27,300      $   328
   Dime Bancorp                        15,700          415
   First Security                      18,637          436
   First Virginia Banks                 8,100          381
   Hibernia, Cl A                      24,200          420
   North Fork Bancorporation           23,100          553
   Peoples Heritage Financial Group    16,000          320
   Trustmark                           16,600          376
   Western Bancorp                      8,100          237
                                                   -------
                                                     3,466
                                                   -------
Health Care (15.0%)
   Acuson Corp*                        12,400          184
   Centocor*                           11,400          514
   Curative Technologies*              16,000          536
   Forest Laboratories*                 8,500          452
   Immunex*                             5,300          667
   Jones Pharmaceuticals                5,000          182
   Mylan Laboratories                  18,600          586
   Quintiles Transnational*            12,700          678
   Watson Pharmaceuticals*             13,600          855
                                                   -------
                                                     4,654
                                                   -------
Technology (19.4%)
   ADC Telecommunications*             19,500          678
   Fiserv*                             14,850          764
   Flextronics International*          12,400        1,062
   Intuit*                              6,300          457
   Nova*                               15,587          541
   Sanmina*                            18,900        1,181
   Sawtek*                             28,700          502
   Teradyne*                           20,100          852
                                                   -------
                                                     6,037
                                                   -------
Transportation (1.2%)
   CNF Transportation                  10,000          376
                                                   -------
Total Common Stocks
     (Cost $24,829)                                 28,435
                                                   -------

--------------------------------------------------------------------------------
                                         Face
                                    Amount (000)     Value (000)
--------------------------------------------------------------------------------
Repurchase Agreement (5.2%)
   Morgan Stanley
     4.60%, dated 12/31/98, matures
     01/04/99, repurchase price
     $1,612,874 (collateralized by a
     U.S. Treasury Note: market
     value $1,652,834)                 $1,612      $ 1,612
                                                   -------
Total Repurchase Agreement
     (Cost $1,612)                                   1,612
                                                   -------
Total Investments (96.7%)
   (Cost $26,441)                                   30,047
                                                   -------
Other Assets and Liabilities, Net (3.3%)             1,028
                                                   -------
Net Assets:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 2,290,850 outstanding
     shares of beneficial interest                  27,086
   Accumulated net realized gain
     on investments                                    378
   Net unrealized appreciation
     on investments                                  3,606
   Undistributed net investment income                   5
                                                   -------
Total Net Assets (100.0%)                          $31,075
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                  $13.56
                                                   =======

* Non-income producing security
Cl -- Class

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  December 31, 1998


Small Cap Equity Fund
--------------------------------------------------------------------------------
                                                    Market
                                        Shares    Value (000)
--------------------------------------------------------------------------------
Common Stocks (97.3%)
Basic Materials (12.1%)
   Carpenter Technology                 7,600      $   258
   Commonwealth Industries             12,500          117
   H. B. Fuller                         2,900          140
   Lilly Industries Incorporated, Cl A 12,000          239
   Madeco ADR                          10,900           91
   Quimica y Minera Chile ADR           6,600          222
   Texas Industries                     9,500          256
   Titanium Metals                     12,800          109
   Wausau-Mosinee Paper                 9,300          164
                                                   -------
                                                     1,596
                                                   -------
Capital Goods (15.7%)
   A.M. Castle                          6,400           96
   Ameron                               3,500          129
   Belden                               6,500          138
   DT Industries                        2,800           44
   Furon                                7,900          135
   Gerber Scientific                    6,600          157
   Hardinge                             2,200           41
   Kaman                               10,000          161
   Kaydon                               3,200          128
   Lindberg                             6,800           62
   LSI Industries                       6,100          137
   Pittway, Cl A                        6,800          225
   Precision Castparts                  3,900          173
   Regal Beloit                         8,500          195
   Smith (A.O.)                         5,100          125
   Valmont Industries                   8,200          114
                                                   -------
                                                     2,060
                                                   -------
Consumer Cyclicals (25.0%)
   American Woodmark                    5,500          188
   Angelica                             5,600          104
   Bush Industries                     15,400          192
   Chemed                               3,700          124
   Guilford Mills                      11,800          197
   Harman International                 7,800          297
   Interface                           24,200          225
--------------------------------------------------------------------------------
                                                    Market
                                        Shares    Value (000)
--------------------------------------------------------------------------------
Consumer Cyclicals (continued)
   Jannock Limited                      9,300    $      87
   K2                                  12,800          132
   Kimball International*              12,400          236
   Midas                                5,200          162
   Pep Boys                            19,200          301
   Pillowtex                            7,500          201
   Polaroid                            21,100          394
   Ritchie Bros. Auctioneers*           4,900          132
   Springs Industries, Cl A             1,600           66
   Sturm Ruger                          6,500           78
   Toro                                 5,800          165
                                                   -------
                                                     3,281
                                                   -------
Consumer Staples (16.8%)
   Banta                                4,500          123
   Bowne & Company                      8,400          150
   Heilig-Meyers                       35,400          237
   Ingles Markets, Cl A                 7,900           86
   Nash Finch                           6,900           98
   Norrell                             27,900          411
   Standard Register                   10,400          322
   Universal Foods                     11,900          326
   WD-40                                4,000          114
   Wolverine World Wide                19,700          261
   York Group                           8,400           80
                                                   -------
                                                     2,208
                                                   -------
Energy (1.2%)
   Giant Industries                    17,400          163
                                                    ------
Financials (8.9%)
   Administradora de Fondos de
     Pensiones Provida ADR*             6,500           87
   Alfa                                 5,100          124
   Annuity & Life Re Holdings*          4,800          130
   Banco Latinamericano de
     Exportaciones                      4,700           78
   Chicago Title                        3,000          141
   Klamath First Bancorp                5,100           99

--------------------------------------------------------------------------------
                                                    Market
                                        Shares    Value (000)
--------------------------------------------------------------------------------

Financials (continued)
   Scottish Annuity & Life*             9,500      $   131
   Seacoast Banking of Florida          2,200           62
   Stirling Cooke Brown Holdings        4,200           73
   Student Loan                         2,900          130
   Westerfed Financial                  6,200          112
                                                   -------
                                                     1,167
                                                   -------
Health Care (6.3%)
   Block Drug, Cl A                     2,972          129
   London International Group ADR       2,400           26
   Medeva PLC ADR                      22,800          184
   Mentor                              15,100          354
   Vital Signs                          7,500          131
                                                   -------
                                                       824
                                                   -------
Technology (1.6%)
   Innovex                              9,100          125
   Pioneer-Standard Electronics         9,800           92
                                                   -------
                                                       217
                                                   -------
Transportation (6.2%)
   Bandag                               5,700          228
   Knightsbridge Tankers Limited*       5,800          121
   Pittston Burlington                 14,700          164
   Sea Containers                       9,300          278
   Western Star Truck Holdings          1,600           21
                                                   -------
                                                       812
                                                   -------
Utilities (3.5%)
   Northwest Natural Gas                3,700           96
   NUI                                  5,300          142
   TNP Enterprises                      2,500           95
   United Water Resources               5,400          129
                                                   -------
                                                       462
                                                   -------
Total Common Stocks
     (Cost $14,403)                                 12,790
                                                   -------

--------------------------------------------------------------------------------
                                      Shares/Face              Market
                                      Amount (000)          Value (000)
--------------------------------------------------------------------------------
Preferred Stock (0.3%)
Basic Materials (0.3%)
   Coeur D'Alene Mines,
     CV to 0.8260 Share,
     Callable 03/15/99 @ 21.622        $6,300      $    43
                                                   -------
Total Preferred Stock
     (Cost $93)                                         43
                                                   -------
Repurchase Agreement (5.4%)
   Morgan Stanley
     4.50%, dated 12/31/98, matures
     01/04/99, repurchase price
     $709,002 (collateralized by a
     U.S. Treasury Note: market
     value $725,797)                      709          709
                                                   -------
Total Repurchase Agreement
     (Cost $709)                                       709
                                                   -------
Total Investments (103.0%)
   (Cost $15,205)                                   13,542
                                                   -------
Other Assets and Liabilities (-3.0%)
   Investment securities
     purchased payable                                (784)
   Other assets and liabilities, net                   387
                                                   -------
Total Other Assets
   and Liabilities                                    (397)
                                                   -------
Net Assets:
   Portfolio Shares (unlimited authorization --
     no par value) based on 1,550,937
     outstanding shares of beneficial interest      15,321
   Accumulated net realized loss on investments       (532)
   Net unrealized depreciation on investments       (1,663)
   Undistributed net investment income                  20
                                                   -------
Total Net Assets (100.0%)                          $13,146
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $8.48
                                                   =======

* Non-income producing security
ADR -- American Depository Receipt
Cl -- Class
CV -- Convertible
PLC -- Public Limited Corporation

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  December 31, 1998


Capital Growth Fund
--------------------------------------------------------------------------------
                                        Shares    Value (000)
--------------------------------------------------------------------------------
Common Stocks (91.7%)
Basic Materials (2.2%)
   Air Products & Chemicals            38,900      $ 1,556
   Imperial Chemical ADR                5,600          196
   Monsanto                             3,100          147
   Morton International                14,900          365
   Praxair                              1,400           49
                                                   -------
                                                     2,313
                                                   -------
Capital Goods (13.1%)
   Allied Signal                        8,200          363
   Allied Waste Industries*            14,500          343
   AMP                                  4,400          229
   Eastern Environmental Services*     20,000          592
   Emerson Electric                     3,800          230
   General Electric                    38,600        3,940
   Honeywell                           14,500        1,092
   Lockheed Martin                      7,100          602
   Newell                               3,500          144
   Republic Services, Cl A*            16,300          301
   Textron                              4,900          372
   Thermo Electron*                     6,400          108
   Tyco International                  24,109        1,819
   U.S. Filter*                        24,712          565
   United Technologies                 13,500        1,468
   Waste Management Inc*               35,357        1,648
                                                   -------
                                                    13,816
                                                   -------
Communication Services (3.0%)
   America Online*                        300           48
   Century Telephone Enterprises       10,300          695
   Ericsson Telephone ADR               7,900          189
   Fox Entertainment Group, Cl A*       9,800          247
   GTE                                 11,400          741
   MCI WorldCom*                       17,312        1,242
                                                   -------
                                                     3,162
                                                   -------
--------------------------------------------------------------------------------
                                        Shares    Value (000)
--------------------------------------------------------------------------------
Consumer Cyclicals (17.0%)
   American Greetings                  18,800   $      772
   Automatic Data Processing            9,000          722
   Carnival                            42,200        2,026
   Consolidated Stores*                 5,200          105
   Costco*                             19,600        1,415
   CVS                                 26,800        1,474
   Dollar General                      12,100          286
   Federated Department Stores*        10,700          466
   Hasbro                              17,500          632
   Lear*                               17,500          674
   Lowe's Companies                    46,400        2,375
   Masco                               52,900        1,521
   Mattel                              29,700          678
   McGraw-Hill                          7,100          723
   New York Times, Cl A                 3,800          132
   Office Depot*                       43,800        1,618
   Promus Hotel*                        3,300          107
   Republic Industries*                 4,000           59
   Saks Inc*                           12,200          385
   Service International               17,600          670
   SPX*                                 2,800          188
   Starwood Lodging Trust REIT          7,400          168
   Tandy                               19,200          791
                                                   -------
                                                    17,987
                                                   -------
Consumer Staples (14.4%)
   Avon Products                       18,000          796
   Bestfoods                            5,200          277
   Campbell Soup                        1,000           55
   Cendant*                            42,406          808
   Coca-Cola                            4,300          154
   Colgate-Palmolive                    5,400          501
   ConAgra                             14,119          445
   Flowers Industries                  17,600          421
   Fort James Corp.                    13,900          556
   Fred Meyer*                          7,500          452
   Gillette                             5,000          242

--------------------------------------------------------------------------------
                                        Shares    Value (000)
--------------------------------------------------------------------------------
Consumer Staples (continued)
   Hershey Foods                        8,200      $   510
   McDonald's                           3,000          230
   PepsiCo                              7,300          299
   Philip Morris                       19,200        1,027
   Procter & Gamble                     8,500          776
   Ralston Purina                      35,000        1,133
   Rite Aid                            34,800        1,725
   Rubbermaid                          19,200          604
   Safeway*                             9,400          573
   Sara Lee                            47,900        1,350
   Tele-Communications, Cl A*          16,300          902
   US Foodservice*                     12,900          632
   Viacom, Cl B*                        6,900          511
   William Wrigley Jr.                  2,300          206
                                                   -------
                                                    15,185
                                                   -------
Energy (3.1%)
   Amoco                                  600           35
   British Petroleum ADR                4,734          450
   Conoco*                             10,700          223
   Halliburton                         15,400          456
   Mobil                                3,300          287
   Niagara Mohawk Power*               12,000          193
   Texaco                              17,500          925
   Union Pacific Resources Group       15,401          140
   Unocal                               9,300          271
   Weatherford International*          11,300          219
   Williams                             1,500           47
                                                   -------
                                                     3,246
                                                   -------
Financials (12.8%)
   Allstate                             1,100           42
   American International Group         3,200          309
   Associates First Capital            10,200          432
   Atlantic Richfield                   1,300           85
   Bank One                            22,860        1,167
   Bank United, Cl A                    4,600          181

--------------------------------------------------------------------------------
                                        Shares    Value (000)
--------------------------------------------------------------------------------
Financials (continued)
   BankAmerica                         15,542      $   934
   BankBoston                           5,100          199
   Citigroup                                1           --
   Chubb                                4,400          285
   Colonial Bancgroup                   3,900           47
   Compass Bancshares                   5,000          190
   Conseco                             21,600          660
   FHLMC                               11,900          767
   First American of Tennessee          2,900          129
   First Union                          1,200           73
   FNMA                                 9,300          688
   Household International             19,966          791
   KeyCorp                             10,000          320
   Lincoln National                       300           25
   Mellon Bank                         19,500        1,341
   MGIC Investment                      9,500          378
   PNC Bank                            19,400        1,050
   Regions Financial                    3,100          125
   SouthTrust                           1,900           70
   Sunamerica                          18,600        1,509
   Torchmark                           22,900          809
   U.S. Bancorp                         5,800          206
   Waddell & Reed Financial, Cl A*          7           --
   Waddell & Reed Financial, Cl B*      5,191          121
   Washington Mutual                   11,168          426
   Wells Fargo                          5,000          200
                                                   -------
                                                    13,559
                                                   -------
Health Care (11.5%)
   Abbott Laboratories                 23,300        1,142
   Allegiance                           9,600          448
   Alza*                                2,200          115
   American Home Products               7,900          445
   Arterial Vascular Engineering*       2,000          105
   Baxter International                 7,200          463
   Becton Dickinson                    11,000          470
   Boston Scientific*                  16,100          432

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  December 31, 1998


Capital Growth Fund--concluded
--------------------------------------------------------------------------------
                                       Shares     Value (000)
--------------------------------------------------------------------------------
Health Care (continued)
   Bristol-Myers Squibb                23,200      $ 3,104
   Eli Lilly                            2,900          258
   Forest Laboratories*                 5,500          293
   Healthsouth*                        30,302          468
   Johnson & Johnson                    2,400          201
   Merck                               14,600        2,156
   Tenet Healthcare*                   26,100          685
   Warner Lambert                      17,700        1,331
                                                   -------
                                                    12,116
                                                   -------
Technology (13.8%)
   3Com*                                6,900          309
   Ceridian*                           17,300        1,208
   Cisco Systems*                      23,500        2,181
   Compaq Computer                     10,724          450
   EMC*                                10,800          918
   HBO                                  9,500          273
   Hewlett Packard                      5,300          362
   IBM                                 12,700        2,346
   Intel                                7,400          877
   Microsoft*                          15,100        2,094
   Networks Associates*                17,208        1,140
   Northern Telecom                     6,400          321
   Sun Microsystems*                    7,500          642
   Texas Instruments                    5,600          479
   W.W. Grainger                        8,700          362
   Xerox                                5,500          649
                                                   -------
                                                    14,611
                                                   -------
Transportation (0.8%)
   Burlington Northern Santa Fe         9,000          304
   Delta Air Lines                      8,200          426
   Trans World Air*                     3,300          125
                                                   -------
                                                       855
                                                   -------
Total Common Stocks
     (Cost $77,720)                                 96,850
                                                   -------

--------------------------------------------------------------------------------
                                      Shares/Face
                                     Amount (000) Value (000)
--------------------------------------------------------------------------------
Preferred Stocks (0.5%)
Consumer Staples (0.1%)
   Suiza Capital Trust II, CV to
     0.6390 Share, Callable
     04/02/01 @ 51.719*                 2,400     $    104
                                                  --------
Technology (0.4%)
   Microsoft, CV to 1 Share             4,000          391
                                                  --------
Total Preferred Stocks
     (Cost $420)                                       495
                                                  --------
Convertible Bonds (0.9%)
   Elan Finance, CV to 6.875 Shares
     Callable 12/14/03 @ 61.657,
     0.000%, 12/14/18 (A) (B) (C)      $1,000          565
   Potomac Electric Power
     CV to 29.5 Shares
     Callable 03/15/99 @ 95.644           350          338
                                                  --------
Total Convertible Bonds
     (Cost $859)                                       903
                                                  --------
Regulated Investment Company (0.2%)
   Dollar General, STRYPES*             6,900          246
                                                  --------
Total Regulated Investment Company
     (Cost $272)                                       246
                                                  --------
Repurchase Agreement (7.3%)
   Morgan Stanley
     4.85%, dated 12/31/98, matures
     01/04/99, repurchase price
     $7,739,646 (collateralized by
     U.S. Agency Obligations:
     market value $7,895,204)           7,735        7,735
                                                  --------
Total Repurchase Agreement
     (Cost $7,735)                                   7,735
                                                  --------
Total Investments (100.6%)
   (Cost $87,006)                                 $106,229
                                                  --------
16

--------------------------------------------------------------------------------

                                                Value (000)
--------------------------------------------------------------------------------

Other Assets and Liabilities, Net (-0.6%)         $   (669)
                                                  --------
Net Assets:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 5,266,489 outstanding
     shares of beneficial interest                  78,704
   Accumulated net realized gain
     on investments                                  7,573
   Net unrealized appreciation
     on investments                                 19,223
   Undistributed net investment income                  60
                                                  --------
Total Net Assets (100.0%)                         $105,560
                                                  ========
Net Asset Value, Offering and
   Redemption Price Per Share                       $20.04
                                                  ========

* Non-income producing security
ADR -- American Depository Receipt
Cl -- Class
CV -- Convertible
STRYPES -- Structured Yield Product Exchange Securities
(A) -- Zero Coupon Bond
(B) -- Private Placement Security

(C) -- Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity.


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  December 31, 1998


Investment Grade Bond Fund
------------------------------------------------------------------
                                         Face
                                     Amount (000)    Value (000)
------------------------------------------------------------------
U.S. Treasury Obligations (25.5%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                  $  750          $    931
     8.125%, 08/15/19                   1,800             2,404
   U.S. Treasury Notes
     6.250%, 10/31/01                   1,500             1,564
                                                       --------
Total U.S. Treasury Obligations
     (Cost $4,512)                                        4,899
                                                       --------
Corporate Obligations (38.2%)
Finance (22.5%)
   Bank of Boston
     6.625%, 12/01/05                     100               104
   Bear Stearns
     6.250%, 07/15/05                     200               201
   Conseco
     6.800%, 06/15/05                     200               187
     6.400%, 06/15/11                     300               291
   Countrywide Home Loan, MTN
     6.510%, 02/11/05                     300               301
   Finova Capital
     6.250%, 11/01/02                     250               251
   Ford Motor Credit
     6.500%, 02/28/02                     300               309
   Great Western Financial
     8.600%, 02/01/02                     100               107
   Household Finance
     6.500%, 11/15/08                     150               156
   Liberty Property, MTN
     6.600%, 06/05/02                     200               205
   Merrill Lynch
     6.875%, 11/15/18                     150               156
   Merrill Lynch, MTN
     6.060%, 10/15/01                     625               633
   Morgan Stanley, MTN
     6.090%, 03/09/01                     250               253
   Provident
     7.000%, 07/15/18                     350               361

------------------------------------------------------------------
                                         Face
                                     Amount (000)    Value (000)
------------------------------------------------------------------
Finance (continued)
   Salomon
     7.300%, 05/15/02                    $250          $    262
   Salomon Smith Barney
     6.250%, 01/15/05                     250               253
   Sprint Capital
     6.125%, 11/15/08                     300               306
                                                       --------
                                                          4,336
                                                       --------
Industrial (15.7%)
   American Home Products
     7.900%, 02/15/05                     300               335
   Bausch & Lomb
     6.150%, 08/01/01                     400               402
     6.750%, 12/15/04                     150               154
   Dillards
     6.430%, 08/01/04                     450               457
   Ikon Capital, MTN
     6.730%, 06/15/01                     150               151
   Philip Morris
     7.250%, 09/15/01                     300               313
     7.500%, 04/01/04                     150               160
   Praxair
     6.900%, 11/01/06                     175               182
   Western Resources
     6.250%, 08/15/03                     200               205
   Worldcom
     6.125%, 08/15/01                     650               660
                                                       --------
                                                          3,019
                                                       --------
Total Corporate Obligations
     (Cost $7,241)                                        7,355
                                                       --------
U.S. Government Agency Obligations (25.8%)
   FHLMC
     7.500%, 09/01/03                     118               120
   FNMA
     7.000%, 10/01/03                     354               362

------------------------------------------------------------------
                                         Face
                                     Amount (000)    Value (000)
------------------------------------------------------------------
U.S. Government Agency Obligations (continued)
   GNMA
     8.000%, 12/15/22                  $2,196          $  2,282
     7.000%, 12/15/28                   2,150             2,202
                                                       --------
Total U.S. Government Agency Obligations
     (Cost $4,959)                                        4,966
                                                       --------
Repurchase Agreement (9.2%)
   Morgan Stanley
     4.60%, dated 12/31/98, matures
     01/04/99, repurchase price
     $1,765,979 (collateralized by
     U.S. Treasury Note: market
     value $1,810,123)                  1,765             1,765
                                                       --------
Total Repurchase Agreement
     (Cost $1,765)                                        1,765
                                                       --------
Total Investments (98.7%)
   (Cost $18,477)                                        18,985
                                                       --------
Other Assets and Liabilities, Net (1.3%)                    251
                                                       --------

------------------------------------------------------------------

                                                     Value (000)
------------------------------------------------------------------
Net Assets
   Portfolio Shares (unlimited
     authorization--no par value)
     based on 1,818,882 outstanding
     shares of beneficial interest                     $ 18,479
   Accumulated net realized gain
     on investments                                         252
   Net unrealized appreciation
     on investments                                         507
   Distributions in excess of net investment
     income                                                  (2)
                                                       --------
Total Net Assets (100.0%)                              $ 19,236
                                                       ========
Net Asset Value, Offering and
   Redemption Price Per Share                            $10.58
                                                       ========

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

GNMA -- Government National Mortgage Association

MTN -- Medium Term Note


     The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  December 31, 1998


International Equity Fund


------------------------------------------------------------------

                                        Shares    Value (000)
------------------------------------------------------------------
Foreign Common Stocks (92.7%)
Australia (2.2%)
   AMP Limited                          4,200    $      53
   Australia & New Zealand
     Banking Group                     26,066          170
   National Australia Bank              3,600           54
   QBE Insurance                       34,292          142
                                                 ---------
                                                       419
                                                 ---------
Austria (0.9%)
   Erste Bank                           3,300          176
                                                 ---------
Brazil (0.2%)
   Tele Norte Leste
     Participacoes ADR                  3,500           44
                                                 ---------
Canada (0.2%)
   Power Corporation of Canada          2,000           43
                                                 ---------
Denmark (1.0%)
   Novo Nordisk, Cl B                   1,420          187
                                                 ---------
France (12.7%)
   AXA                                    900          130
   Dexia France                         2,790          429
   Elf Aquitaine                          500           58
   France Telecom                       6,149          488
   Groupe Danone                          900          257
   Lafarge                                605           57
   Lagardere SCA                        6,925          294
   Suez Lyonnaise des Eaux              1,870          384
   Vivendi                              1,200          311
                                                 ---------
                                                     2,408
                                                 ---------
Germany (8.9%)
   Bayer                                2,250           94
   Buderus                                320          116
   DaimlerChrysler                      2,000          197
   Hoechst                              1,100           46
   Mannesmann                           2,400          275


------------------------------------------------------------------
                                        Shares    Value (000)
------------------------------------------------------------------
Germany (continued)
   Preussag                               635    $     287
   RWE                                  7,500          410
   Veba                                 4,328          259
                                                 ---------
                                                     1,684
                                                 ---------
Greece (1.5%)
   Hellenic Telecom
     Organization                       7,480          199
   Hellenic Telecom
     Organization ADR                   6,500           86
                                                 ---------
                                                       285
                                                 ---------
Hong Kong (0.3%)
   National Mutual Asia                69,400           52
                                                 ---------
Indonesia (0.0%)
   Modern Photo Film, F                60,000            4
                                                 ---------
Ireland (4.0%)
   Allied Irish Banks                  13,200          235
   Bank of Ireland                     22,988          505
   CRH                                    700           12
                                                 ---------
                                                       752
                                                 ---------
Italy (7.1%)
   INA                                 88,600          234
   San Paolo-IMI                       16,430          290
   Telecom Italia                      79,520          679
   Unione Immobiliare                 268,000          140
                                                 ---------
                                                     1,343
                                                 ---------
Japan (11.9%)
   Canon                                8,000          171
   Eisai                               13,000          253
   Fuji Photo Film                      5,000          186
   Honda Motor                          6,000          197
   Nintendo                               800           78
   Nippon Telegraph & Telephone            51          394
   Ricoh                                7,000           65

------------------------------------------------------------------
                                        Shares    Value (000)
------------------------------------------------------------------
Japan (continued)
   Sankyo                               7,000    $     153
   Takefuji                             2,400          175
   TDK                                  2,300          210
   Terumo                              15,300          360
                                                 ---------
                                                     2,242
                                                 ---------
Netherlands (4.8%)
   Ahold                                6,500          240
   ING Groep                            3,213          196
   KPN                                  9,608          480
                                                 ---------
                                                       916
                                                 ---------
New Zealand (3.7%)
   Fernz                               68,400          210
   Fletcher Challenge Building         91,338          141
   Telecom Corporation of
     New Zealand                       80,800          350
                                                 ---------
                                                       701
                                                 ---------
Norway (2.9%)
   Christiania Bank                    21,000           73
   Orkla, Cl A                          6,100           91
   Petroleum Geo Services ADR           5,500           87
   Sparebanken NOR                     15,210          296
                                                 ---------
                                                       547
                                                 ---------
Panama (0.4%)
   Banco Latinamericano
     de Exportaciones                   4,600           76
                                                 ---------
Portugal (2.0%)
   Banco Espirito Santo                 4,235          131
   Electricidade de Portugal            5,500          121
   Portugal Telecom ADR                 2,950          132
                                                 ---------
                                                       384
                                                 ---------


------------------------------------------------------------------
                                        Shares    Value (000)
------------------------------------------------------------------
Spain (3.6%)
   Argentaria                          12,000    $     311
   Endesa                              11,350          301
   Repsol                               1,200           64
                                                 ---------
                                                       676
                                                 ---------
Sweden (2.4%)
   Castellum                           12,300          133
   Drott, Cl B                         11,000          101
   Volvo, Cl B                          9,700          222
                                                 ---------
                                                       456
                                                 ---------
Switzerland (3.4%)
   Novartis, Registered                   331          651
                                                 ---------
United Kingdom (18.6%)
   Allied Zurich                       27,350          408
   Bass                                16,060          234
   British Aerospace                   28,447          241
   British Energy PLC                   8,600           98
   Diageo                              20,632          235
   General Electric                    38,650          348
   Glaxo Wellcome                       4,100          141
   Ladbroke Group                      28,840          116
   Lloyds TSB Group                    14,100          200
   LucasVarity                         36,158          121
   National Westminster Bank           13,553          261
   Railtrack Group                      3,750           98
   Reckitt & Colman                    13,400          177
   Rolls-Royce                         69,300          287
   Royal & Sun Alliance                   133            1
   Smithkline Beecham                  19,640          274
   Storehouse                          33,130           75
   Tomkins                             41,572          196
                                                 ---------
                                                     3,511
                                                 ---------
Total Foreign Common Stocks
     (Cost $15,965)                                 17,557
                                                 ---------

SCHEDULE OF INVESTMENTS
------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  December 31, 1998


International Equity Fund--concluded
------------------------------------------------------------------

                                       Shares     Value (000)
------------------------------------------------------------------

Foreign Preferred Stock (1.0%)
Germany (1.0%)
   GEA                                  7,570    $     181
                                                 ---------
Total Foreign Preferred Stock
     (Cost $245)                                       181
                                                 ---------
Total Investments (93.7%)
   (Cost $16,210)                                $  17,738
                                                 =========

* Non-income producing security

ADR -- American Depository Receipt

Cl -- Class

F -- Foreign Shares

PLC -- Public Limited Corporation


    The accompanying notes are an integral part of the financial statements.

                       This Page Left Intentionally Blank

STATEMENT OF ASSETS AND LIABILITIES (000)
--------------------------------------------------------------------------------

STI CLASSIC VARIABLE TRUST FUNDS  December 31, 1998


                                                                                   -------------
                                                                                   International
                                                                                      Equity
                                                                                       Fund
                                                                                   -------------
Assets:
   Investments at Market Value (Cost $16,210)                                         $17,738
   Cash and Foreign Currency                                                            1,085
   Receivables for Investment Securities Sold                                              93
   Other Assets                                                                            52
                                                                                      -------
   Total Assets                                                                        18,968
                                                                                      -------
Liabilities:
   Payables for Portfolio Shares Redeemed                                                   2
   Accrued Expenses                                                                        40
                                                                                      -------
   Total Liabilities                                                                       42
                                                                                      -------
Net Assets:
   Portfolio Shares (unlimited authorization -- no par value)
     Based on 1,450,151 Outstanding shares of beneficial interest                      17,034
   Undistributed net investment income                                                    119
   Accumulated net realized gain on investments                                           270
   Accumulated net realized loss on foreign currency transactions                         (27)
   Net unrealized appreciation on forward foreign currency contracts, foreign currency, and translation of other assets
     and liabilities in foreign currency                                                    2
   Net unrealized appreciation on investments                                           1,528
                                                                                      -------
   Total Net Assets                                                                   $18,926
                                                                                      =======
Net Asset Value, Offering and Redemption Price Per Share                              $ 13.05
                                                                                      =======


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS For the Year Ended December 31, 1998


                                                          Value
                                                          Income      Mid-Cap  Small Cap     Capital     Investment   International
                                                           Stock      Equity     Equity       Growth        Grade        Equity
                                                           Fund        Fund       Fund         Fund       Bond Fund       Fund
                                                          ------      -------  ---------     --------    ----------   -------------
Investment Income:
   Interest Income                                        $  414      $  118     $    46      $   429       $  861      $      57
   Dividend Income                                         2,128         118         236          885           --            358
   Less: Foreign Taxes Withheld                               --          --          --           --           --            (34)
                                                          ------      ------     -------      -------       ------      ---------
       Total Investment Income                             2,542         236         282        1,314          861            381
                                                          ------      ------     -------      -------       ------      ---------
Expenses:
   Investment Advisory Fees                                  715         317         133          961          107            214
   Less: Investment Advisory Fees Waived                    (144)       (105)        (81)        (218)         (85)           (81)
   Administrator Fees                                         62          62          62           62           62             75
   Custody Fees                                               47           7           5           34            5             32
   Transfer Agent Fees                                        35           7           4           28            5              4
   Professional Fees                                          75          14           9           51            7             11
   Trustee Fees                                                7           2           1            6            1              2
   Registration Fees                                          --          --          --           --           --             --
   Printing Expenses                                          42           9           4           28            5              5
   Pricing Fees                                                2           1          --            2           --              8
   Insurance and Other Fees                                    3          --           1            2           --             --
   Amortization of Deferred Organization Costs                 2           2           1            2            2              3
                                                          ------      ------     -------      -------       ------      ---------
       Total Expenses                                        846         316         139          958          109            273
                                                          ------      ------     -------      -------       ------      ---------
         Net Investment Income (Loss)                      1,696         (80)        143          356          752            108
                                                          ------      ------     -------      -------       ------      ---------
   Net Realized Gain (Loss) on Securities Sold             8,551         485        (532)       7,815          268            270
   Net Realized Loss on Foreign Currency Transactions         --          --          --           --           --            (15)
   Net Unrealized Appreciation
     (Depreciation) on Investments                        (2,853)      1,389      (1,561)      12,917          251          1,029
   Net Unrealized Appreciation on Forward
     Currency Contracts, Foreign Currency,
     and Translation of Other Assets
     and Liabilities in Foreign Currency                      --          --          --           --           --              2
                                                          ------      ------     -------      -------       ------      ---------
         Net Realized and Unrealized Gain (Loss)
            on Investments and Foreign Currency            5,698       1,874      (2,093)      20,732          519          1,286
                                                          ------      ------     -------      -------       ------      ---------
 Increase (Decrease) in Net Assets from Operations        $7,394      $1,794     $(1,950)     $21,088       $1,271      $   1,394
                                                          ======      ======     =======      =======       ======      =========


Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS


                                                                        Value Income                          Mid-Cap
                                                                         Stock Fund                         Equity Fund
                                                                 --------------------------          --------------------------
                                                                 01/01/98-         01/01/97-         01/01/98-         01/01/97-
                                                                 12/31/98          12/31/97          12/31/98          12/31/97
                                                                 --------          --------          --------          --------
Investment Activities:
   Net Investment Income (Loss)                                  $  1,696          $  1,115          $    (80)         $    (14)
   Net Realized Gain (Loss) on Investments and Foreign
     Currency Transactions                                          8,551             6,730               485             2,335
   Net Unrealized Appreciation (Depreciation) on Investments       (2,853)            4,177             1,389             1,514
   Net Unrealized Appreciation on Forward Foreign
     Currency Contracts, Foreign Currency, and
     Translation of Other Assets and Liabilities in
     Foreign Currency                                                --                --                --                --
                                                                 --------          --------          --------          --------
   Increase (Decrease) in Net Assets Resulting from Operations      7,394            12,022             1,794             3,835
                                                                 --------          --------          --------          --------
Distributions to Shareholders:

   Net Investment Income                                           (1,696)           (1,121)             --                 (13)
   Capital Gains                                                   (6,777)             (904)           (2,305)             (736)
                                                                 --------          --------          --------          --------
   Total Distributions                                             (8,473)           (2,025)           (2,305)             (749)
                                                                 --------          --------          --------          --------
Capital Transactions:
   Proceeds from Shares Issued                                     23,136            32,879             7,168             9,159
   Reinvestment of Cash Distributions                               8,473             2,025             2,305               749
   Cost of Shares Repurchased                                      (4,518)           (3,370)           (1,800)           (3,375)
                                                                 --------          --------          --------          --------
   Increase in Net Assets from Capital Transactions                27,091            31,534             7,673             6,533
                                                                 --------          --------          --------          --------
   Total Increase in Net Assets                                    26,012            41,531             7,162             9,619
                                                                 --------          --------          --------          --------
Net Assets:
   Beginning of Period                                             72,747            31,216            23,913            14,294
                                                                 --------          --------          --------          --------
   End of Period                                                 $ 98,759          $ 72,747          $ 31,075          $ 23,913
                                                                 ========          ========          ========          ========
Shares Issued and Redeemed:
   Shares Issued                                                    1,451             2,358               509               708
   Shares Issued in Lieu of Cash Distributions                        622               138               216                55
   Shares Redeemed                                                   (307)             (230)             (145)             (257)
                                                                 --------          --------          --------          --------
   Net Share Transactions                                           1,766             2,266               580               506
                                                                 ========          ========          ========          ========


    The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------------------------------------------------------


                                                                        Small Cap              Capital Growth
                                                                       Equity Fund                  Fund
                                                                 -----------------------   -----------------------
                                                                  01/01/98-    10/22/97*-   01/01/98-    01/01/97-
                                                                  12/31/98     12/31/97     12/31/98     12/31/97
                                                                 ----------   ----------   ----------   ----------
Investment Activities:
   Net Investment Income (Loss)                                  $     143    $      20    $     356    $     311
   Net Realized Gain (Loss) on Investments and Foreign
     Currency Transactions                                            (532)          20        7,815        7,858
   Net Unrealized Appreciation (Depreciation) on Investments        (1,561)        (103)      12,917        4,911
   Net Unrealized Appreciation on Forward Foreign
     Currency Contracts, Foreign Currency, and
     Translation of Other Assets and Liabilities in
     Foreign Currency                                                 --           --           --           --
                                                                 ---------    ---------    ---------    ---------
   Increase (Decrease) in Net Assets Resulting from Operations      (1,950)         (63)      21,088       13,080
                                                                 ---------    ---------    ---------    ---------
Distributions to Shareholders:

   Net Investment Income                                              (143)         (20)        (356)        (312)
   Capital Gains                                                      --           --         (8,084)      (1,300)
                                                                 ---------    ---------    ---------    ---------
   Total Distributions                                                (143)         (20)      (8,440)      (1,612)
                                                                 ---------    ---------    ---------    ---------
Capital Transactions:
   Proceeds from Shares Issued                                       8,463        7,626       26,149       27,091
   Reinvestment of Cash Distributions                                  143           20        8,440        1,612
   Cost of Shares Repurchased                                         (931)        --         (3,554)      (3,483)
                                                                 ---------    ---------    ---------    ---------
   Increase in Net Assets from Capital Transactions                  7,675        7,646       31,035       25,220
                                                                 ---------    ---------    ---------    ---------
   Total Increase in Net Assets                                      5,582        7,563       43,683       36,688
                                                                 ---------    ---------    ---------    ---------
Net Assets:
   Beginning of Period                                               7,563         --         61,877       25,189
                                                                 ---------    ---------    ---------    ---------
   End of Period                                                 $  13,145    $   7,563    $ 105,560    $  61,877
                                                                 =========    =========    =========    =========
Shares Issued and Redeemed:
   Shares Issued                                                       868          772        1,374        1,771
   Shares Issued in Lieu of Cash Distributions                          16            2          510          100
   Shares Redeemed                                                    (107)        --           (200)        (216)
                                                                 ---------    ---------    ---------    ---------
   Net Share Transactions                                              777          774        1,684        1,655
                                                                 =========    =========    =========    =========





------------------------------------------------------------------------------------------------------------------------------------


                                                                     Investment Grade Bond        International
                                                                             Fund                  Equity Fund
                                                                    -----------------------   -----------------------
                                                                     01/01/98-    01/01/97-    01/01/98-    01/01/97-
                                                                     12/31/98     12/31/97     12/31/98     12/31/97
                                                                    ----------   ----------   ----------   ----------
Investment Activities:
   Net Investment Income (Loss)                                     $     752    $     493    $     108    $      33
   Net Realized Gain (Loss) on Investments and Foreign
     Currency Transactions                                                268           24          255          101
   Net Unrealized Appreciation (Depreciation) on Investments              251          220        1,029          484
   Net Unrealized Appreciation on Forward Foreign
     Currency Contracts, Foreign Currency, and
     Translation of Other Assets and Liabilities in
     Foreign Currency                                                    --           --              2         --
                                                                    ---------    ---------    ---------    ---------
   Increase (Decrease) in Net Assets Resulting from Operations          1,271          737        1,394          618
                                                                    ---------    ---------    ---------    ---------
Distributions to Shareholders:

   Net Investment Income                                                 (754)        (493)         (21)          (1)
   Capital Gains                                                         --           --           (113)        --
                                                                    ---------    ---------    ---------    ---------
   Total Distributions                                                   (754)        (493)        (134)          (1)
                                                                    ---------    ---------    ---------    ---------
Capital Transactions:
   Proceeds from Shares Issued                                          9,749        4,194        5,290       12,992
   Reinvestment of Cash Distributions                                     755          493          134            1
   Cost of Shares Repurchased                                          (1,687)      (3,068)      (1,605)        (758)
                                                                    ---------    ---------    ---------    ---------
   Increase in Net Assets from Capital Transactions                     8,817        1,619        3,819       12,235
                                                                    ---------    ---------    ---------    ---------
   Total Increase in Net Assets                                         9,334        1,863        5,079       12,852
                                                                    ---------    ---------    ---------    ---------
Net Assets:
   Beginning of Period                                                  9,902        8,039       13,847          995
                                                                    ---------    ---------    ---------    ---------
   End of Period                                                    $  19,236    $   9,902    $  18,926    $  13,847
                                                                    =========    =========    =========    =========
Shares Issued and Redeemed:
   Shares Issued                                                          936          421          406        1,136
   Shares Issued in Lieu of Cash Distributions                             72           49           11         --
   Shares Redeemed                                                       (161)        (309)        (134)         (67)
                                                                    ---------    ---------    ---------    ---------
   Net Share Transactions                                                 847          161          283        1,069
                                                                    =========    =========    =========    =========



*Commencement of Operations
Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  For the Years Ended through December 31,

For a Share Outstanding Throughout the Period


                                                   Net            Net Realized and
                            Net Asset Value     Investment   Unrealized Gains (Losses)  Distributions from      Distributions from
                          Beginning of Period  Income (Loss)     on Investments        Net Investment Income  Realized Capital Gains
                          -------------------  ------------- ------------------------- ---------------------  ----------------------
Value Income Stock Fund
           1998                 $15.21           $ 0.27                $ 1.02                   $(0.28)               $(1.14)
           1997                  12.41             0.28                  3.02                    (0.28)                (0.22)
           1996                  10.67             0.23                  1.74                    (0.23)                   --
           1995 (1)              10.00             0.06                  0.67                    (0.06)                   --

Mid-Cap Equity Fund (A)
           1998                 $13.97           $ 0.00                $ 0.70                       --                $(1.11)
           1997                  11.86            (0.01)                 2.64                    (0.01)                (0.51)
           1996                  10.27             0.06                  1.59                    (0.06)                   --
           1995 (1)              10.00             0.05                  0.27                    (0.05)                   --

Small Cap Equity Fund
           1998                $  9.77           $ 0.12                $(1.30)                  $(0.11)               $   --
           1997 (2)              10.00             0.03                 (0.23)                   (0.03)                   --
Capital Growth Fund
           1998                 $17.27           $ 0.07                $ 4.54                   $(0.08)               $(1.76)
           1997                  13.06             0.10                  4.63                    (0.10)                (0.42)
           1996                  10.66             0.12                  2.40                    (0.12)                   --
           1995 (1)              10.00             0.04                  0.66                    (0.04)                   --

Investment Grade Bond Fund
           1998                 $10.19           $ 0.54                $ 0.39                   $(0.54)               $   --
           1997                   9.92             0.58                  0.27                    (0.58)                   --
           1996                  10.25             0.54                 (0.33)                   (0.54)                   --
           1995 (1)              10.00             0.13                  0.25                    (0.13)                   --

International Equity Fund
           1998                 $11.87           $ 0.10                $ 1.17                   $(0.01)               $(0.08)
           1997                  10.16             0.03                  1.68                       --                    --
           1996 (3)              10.00             0.01                  0.16                    (0.01)                   --


(1) Commenced operations on October 2, 1995. All ratios for the period have been annualized.

(2) Commenced operations on October 22, 1997. All ratios for the period have been annualized.

(3) Commenced operations on November 7, 1996. All ratios for the period have been annualized.

*    Returns are for the period indicated and have not been annualized.

(A) During the fiscal year ended December 31, 1996, the Aggressive Growth Fund changed its name to the Mid-Cap Equity Fund.

Amounts designated as "--" are either $0 or rounded to $0.


28




                                                                                                                Ratio of
                                  Net Asset                     Net Assets               Ratio of            Net Investment
                                  Value End          Total        End of                Expenses to          Income (Loss) to
                                  of Period          Return    Period (000)          Average Net Assets     Average Net Assets
                                  ---------          ------    ------------          ------------------     ------------------
Value Income Stock Fund
           1998                     $15.08             9.69%     $ 98,759                   0.95%                 1.90%
           1997                      15.21            26.82        72,747                   0.95                  2.09
           1996                      12.41            18.64        31,216                   0.95                  2.45
           1995 (1)                  10.67             7.31*        4,015                   0.95                  2.98

Mid-Cap Equity Fund (A)
           1998                     $13.56             7.16%    $  31,075                   1.15%                (0.29)%
           1997                      13.97            22.23        23,913                   1.15                 (0.07)
           1996                      11.86            16.05        14,294                   1.15                  0.58
           1995 (1)                  10.27             3.19*        3,409                   1.15                  2.22

Small Cap Equity Fund
           1998                     $ 8.48           (12.18)%    $ 13,145                   1.20%                 1.23%
           1997 (2)                   9.77            (2.05)*       7,563                   1.20                  1.62
Capital Growth Fund
           1998                     $20.04            28.97%     $105,560                   1.15%                 0.43%
           1997                      17.27            36.54        61,877                   1.15                  0.70
           1996                      13.06            23.75        25,189                   1.15                  1.15
           1995 (1)                  10.66             6.96*        3,778                   1.15                  1.69

Investment Grade Bond Fund
           1998                     $10.58             9.38%      $19,236                   0.75%                 5.19%
           1997                      10.19             8.84         9,902                   0.75                  5.81
           1996                       9.92             2.29         8,039                   0.75                  5.54
           1995 (1)                  10.25             3.68*        3,115                   0.75                  5.04

International Equity Fund
           1998                     $13.05            10.80%      $18,926                   1.60%                 0.63%
           1997                      11.87            16.84        13,847                   1.60                  0.41
           1996 (3)                  10.16             1.70*          995                   1.60                  1.83




                                     Expenses to             Income (Loss) to
                                  Average Net Assets        Average Net Assets            Portfolio
                                  (Excluding Waivers        (Excluding Waivers             Turnover
                                  and Reimbursements)       and Reimbursements)              Rate
                                  -------------------       -------------------          -----------
Value Income Stock Fund
           1998                           1.11%                    1.74%                      76.36%
           1997                           1.23                     1.81                      104.84
           1996                           1.95                     1.45                       79.80
           1995 (1)                       5.72                    (1.79)                       7.17

Mid-Cap Equity Fund (A)
           1998                           1.53%                   (0.67)%                     92.27%
           1997                           1.77                    (0.69)                     138.98
           1996                           2.79                    (1.06)                     139.60
           1995 (1)                       6.34                    (2.97)                      13.29

Small Cap Equity Fund
           1998                           1.89%                    0.54%                      49.10%
           1997 (2)                       2.66                     0.16                        4.11
Capital Growth Fund
           1998                           1.41%                    0.17%                     219.17%
           1997                           1.60                     0.25                      195.86
           1996                           2.43                    (0.13)                     148.48
           1995 (1)                       6.18                    (3.34)                       8.05

Investment Grade Bond Fund
           1998                           1.34%                    4.60%                     183.13%
           1997                           1.58                     4.98                      219.22
           1996                           2.78                     3.51                      303.30
           1995 (1)                       6.05                    (0.26)                     108.55

International Equity Fund
           1998                           2.07%                    0.16%                     128.93%
           1997                           2.93                    (0.92)                      99.14
           1996 (3)                      31.39                   (27.96)                         --




    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  December 31, 1998

1. Organization

The STI Classic Variable Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with six funds: the Value Income Stock Fund, the Mid-Cap Equity Fund, the Small Cap Equity Fund, the Capital Growth Fund, the International Equity Fund (collectively "the Equity Funds") and the Investment Grade Bond Fund. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of each Fund's investment objective policies and strategies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust. These policies are in conformity with generally accepted accounting principles.

     Security Valuation -- Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are valued at the last quoted sales price, if readily available for such equity securities, on each business day. If there is no such reported sale, these securities, and unlisted securities for which market quotations are readily available, are valued at the most recently quoted bid price. Foreign securities in the International Equity Fund are valued based upon quotations from the primary market in which they are traded.

     Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less until maturity may be valued either at the most recently quoted bid price or at their amortized cost.

     Federal Income Taxes -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

     Security Transactions and Investment Income -- Security transactions are accounted for on the trade date of the security purchase or sale. Dividend income is recognized on ex-dividend date, and interest income is recognized on an accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. The cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the applicable holding period. Purchase discounts and premiums on securities are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the repurchase agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     Net Asset Value Per Share -- The net asset value per share of each Fund is calculated on each business day. It is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares. The offering price per share for the shares of the Investment Grade Bond and Equity Funds is the net asset value per share.

     Foreign Currency Transactions -- With respect to the International Equity Fund, the books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     o market value of investment securities, assets and liabilities at the current rate of exchange; and

     o purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

     The International Equity Fund reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     Other -- Distributions from net investment income for the Investment Grade Bond Fund are declared daily and paid monthly to shareholders. Distributions from net investment income for the Value Income Stock Fund, the Mid-Cap Equity Fund, the Small Cap Equity Fund and the Capital Growth Fund are declared and paid quarterly to shareholders. Distributions from net investment income for the International Equity Fund are declared and paid annually to shareholders. Any net realized capital gains are distributed to shareholders at least annually. Expenses related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets.

     Reclassification of Components of Net Assets -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to a net operating loss in the Mid-Cap Equity Fund and the classification of short-term capital gains and ordinary income for tax purposes in the Small Cap Equity Fund, have been reclassified to/from the following accounts:

                                                 Undistributed
                               Accumulated       Net Investment
                              Realized Gain          Income
                                  (000)               (000)
                              -------------      --------------
     Mid-Cap Equity Fund         $ (85)               $ 85
     Small Cap Equity Fund         (20)                 20

     These reclassifications have no effect on net assets or net asset values per share.


     Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.


3. Administration and Distribution Agreements

The Trust and SEI Investments Mutual Fund Services (the "Administrator") are parties to an administration agreement (the "Administration

Agreement") dated August 18, 1995 as amended November 19, 1997. Under the terms of the Administration Agreement the Administrator is entitled to a fee, subject to a minimum, (expressed as a percentage of the combined average daily net assets of the Trust and the STI Classic Funds) of: .12% up to $1 billion, .09% on the next $4 billion, .07% on the next $3 billion, .065% on the next $2 billion, and .06% for over $10 billion.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated August 2, 1995 under which Federated Services Company provides transfer agency services to the Trust.

The Trust and SEI Investments Distribution Co. ("the Distributor") are parties to a Distribution Agreement dated August 2, 1995. The Distributor receives no fees for its services under this agreement.

4. Investment Advisory Agreement

Investment advisory services are provided to the Trust by STI Capital Management, N.A. ("STI Capital"). Under the terms of the investment advisory agreements, STI Capital is entitled to receive a fee from the Fund, computed daily and paid monthly, at an annual rate of .74%, 1.15%, .80%, 1.15%, 1.15% and 1.25% of the average daily net assets of the Investment Grade Bond Fund, Capital Growth Fund, Value Income Stock Fund, Mid-Cap Equity Fund, Small Cap Equity Fund and International Equity Fund, respectively. STI Capital has voluntarily agreed to waive all or a portion of its fees (and to reimburse Funds' expenses) in order to limit operating expenses. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

SunTrust Bank, Atlanta acts as Custodian for all the Funds except the International Equity Fund which has a custodian agreement with the Bank of New York. Fees of the Custodian are paid on the basis of net assets. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

5. Organizational Costs and Transactions with Affiliates

The Trust incurred organization costs of approximately $55,566. These costs have been deferred in the accounts of the Funds and are being amortized on a straight line basis over a period of sixty months commencing with operations. The costs include legal fees of approximately $44,153 for organizational work performed by a law firm of which two officers of the Trust are partners. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational cost in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of the Administrator and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

6. Investment Transactions

The cost of security purchases and the proceeds from security sales, excluding short-term investments, for the year ended December 31, 1998 were as follows:

                                                       U.S. Govt.   U.S. Govt.
                                Purchases     Sales    Purchases      Sales
                                  (000)       (000)      (000)        (000)
                                ---------    -------   ----------   ----------
Value Income Stock Fund         $ 79,417    $ 62,106    $   --        $   --
Mid-Cap Equity Fund               27,965      23,387        --            --
Small Cap Equity Fund             13,121       5,253        --            --
Capital Growth Fund              189,306     168,068        --            --
Investment Grade
   Bond Fund                       8,904       6,440    22,042        17,230
International Equity Fund         23,789      20,297        --            --

At December 31, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Investment Grade Bond and Equity Funds at December 31, 1998 was as follows:

                                                                 Net Unrealized
                                    Appreciated   Depreciated     Appreciation/
                                     Securities    Securities    (Depreciation)
                                        (000)         (000)          (000)
                                    -----------   -----------    --------------
Value Income Stock Fund               $  9,562      $ (6,908)      $  2,654
Mid-Cap Equity Fund                      6,438        (2,832)         3,606
Small Cap Equity Fund                      728        (2,392)        (1,664)
Capital Growth Fund                     22,353        (3,130)        19,223
Investment Grade Bond Fund                 530           (23)           507
International Equity Fund                2,392          (864)         1,528



Subsequent to October 31, 1998, the Funds recognized net capital losses for tax purposes that have been deferred to 1999 and can be used to offset future capital gains at December 31, 1998. The Funds also had capital loss carryforwards at December 31, 1998 as follows:

                                  Capital                    Post
                                 Carryover     Expires       10/31
                                 12/31/98       2006        Deferred
                                  (000)         (000)         Loss
                                 ---------    --------      --------
Mid-Cap Equity Fund                $--           $--         $ 381
Small Cap Equity Fund              388           388           129

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.


The Capital Growth Fund had cumulative wash sales at December 31, 1998 amounting to $1,147,920. These wash sale losses cannot be used for Federal income tax purposes in the current year and deferred for use in future years.

7. Concentration of Credit Risk

The Investment Grade Bond Fund invests primarily in investment grade obligations rated at least BBB or better by S & P or Baa or better by Moody's. Changes by recognized rating agencies in the ratings of any fixed income security or in the ability of an issuer to make payments of interest and principal may affect the value of these investments.

                                                                       Unaudited


                             NOTICE TO SHAREHOLDERS
                                       OF
                         STI CLASSIC VARIABLE TRUST FUNDS

For shareholders that do not have a December 31, 1998 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 1998 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 1998, each portfolio is designating the following items with regard to distributions paid during the year:

                                     (A)
                                  Long Term         (B)              (C)
                                 (20% Rate)       Ordinary
                                Capital Gains      Income            Total
                                Distributions   Distributions    Distributions
Portfolio                        (Tax Basis)     (Tax Basis)      (Tax Basis)
--------                        -------------   -------------    -------------
Value Income Stock Fund            14.88%           85.12%          100.00%
Mid-Cap Equity Fund                14.99%           85.01%          100.00%
Small Cap Equity Fund               0.00%          100.00%          100.00%
Capital Growth Fund                 7.33%           92.67%          100.00%
Investment Grade Bond Fund          0.16%           99.84%          100.00%
International Equity Fund           0.00%          100.00%          100.00%


                                        (D)             (E)
                                     Qualifying      Tax-Exempt
Portfolio                           Dividends (1)     Interest
--------                            -------------    ----------
Value Income Stock Fund                57.81%          0.00%
Mid-Cap Equity Fund                    14.00%          0.00%
Small Cap Equity Fund                  76.96%          0.00%
Capital Growth Fund                     0.28%          0.00%
Investment Grade Bond Fund              0.00%          0.00%
International Equity Fund               0.00%          0.00%

-----------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* Items (A) and (B) are based on a percentage of each portfolio's total distributions.

**   Item (D) is based on the net income of the portfolio.

***  Item (E) is based on the gross income of the portfolio.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of STI Classic Variable Trust:



We have audited the accompanying statements of net assets of the Value Income Stock, Mid-Cap Equity, Small Cap Equity, Capital Growth, and Investment Grade Bond Funds, and the statement of assets and liabilities, including the schedule of investments, of the International Equity Fund of STI Classic Variable Trust (the "Trust") as of December 31, 1998, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Income Stock, Mid-Cap Equity, Small Cap Equity, Capital Growth, Investment Grade Bond and International Equity Funds of STI Classic Variable Trust as of December 31, 1998, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP



Philadelphia, PA
January 29, 1999